UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MARCH 31, 2008

Legg Mason Partners New York Municipals Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks as high a level of income exempt from federal income tax and New York State and New York City personal income taxes* as is consistent with prudent investing.

*	Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended March 31, 2008. Second quarter 2007 U.S. gross domestic product (“GDP”)i growth was 3.8%. Third quarter 2007 GDP growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its advance estimate for first quarter 2008 GDP growth was also a tepid 0.6%. While it was once debated whether or not the U.S. would fall into a recession, it is now generally assumed that a recession is likely, and that it may have already begun. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first three months of 2008 — the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates on five more occasions through the end of March 2008. Over this time, the federal funds rate fell to 2.25%. The Fed then reduced rates again on April 30, 2008, after the reporting period ended, to 2.00%. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed

Legg Mason Partners New York Municipals Fund	I

Letter from the chairman continued

established a new lending program allowing brokerage firms to borrow directly from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the 12 months ended March 31, 2008, two-year Treasury yields fell from 4.58% to 1.62%. Over the same time, 10-year Treasury yields fell from 4.65% to 3.45%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv.

The municipal bond market lagged its taxable bond counterparts over the 12 months ended March 31, 2008. Over that period, the Lehman Brothers Municipal Bond Indexv and the Lehman Brothers U.S. Aggregate Indexvi returned 1.90% and 7.67%, respectively. During the reporting period, the municipal market was adversely affected by increased investor risk aversion and fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues. In addition, several large bond insurers experienced rating downgrades due to concerns that they no longer had enough capital to guarantee billions of dollars in debt due to the fallout from the subprime mortgage crisis. Furthermore, the forced selling of municipal securities by hedge funds caused tax-free bond yields to move sharply higher (and their prices lower) in February 2008.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II	Legg Mason Partners New York Municipals Fund

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners New York Municipals Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide as high a level of income exempt from regular federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investing.

We select portfolio holdings primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions. Normally, at least 80% of the Fund’s net assets are invested in New York municipal securities. The Fund focuses primarily on intermediate-term and long-term municipal issues which, at the time of purchase, have remaining maturities from three to over 30 years. The Fund invests exclusively in municipal securities that are rated, at the time of purchase, investment grade or in unrated securities that we determine to be of equivalent quality.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.58% and 4.65%, respectively. Treasury yields then moved sharply higher as incoming economic data improved and inflationary pressures increased. By mid-June 2007, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateii and the federal funds rateiii in August and September 2007, respectively. While this initially helped ease the credit

Legg Mason Partners New York Municipals Fund 2008 Annual Report	1

Fund overview continued

crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008. At the end of the reporting period, two- and 10-year Treasury yields had fallen to 1.62% and 3.45%, respectively. While the Fed has attempted to stimulate growth by cutting short-term interest rates six times from September 2007 through March 31, 2008 (from 5.25% to 2.25%), by the end of the reporting period, it was generally assumed that the U.S. was headed for, if not already in, a recession.

Municipal bonds also experienced periods of volatility and significantly lagged their taxable counterparts during the fiscal year. All told, the overall municipal market, as measured by the Lehman Brothers Municipal Bond Indexiv, returned 1.90% during the one-year period ended March 31, 2008. In contrast, the overall taxable bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 7.67% over the same period. Much of the difference in the returns occurred in February 2008. During that month, the Lehman Brothers Municipal Bond Index fell 4.58%, while the Lehman Brothers U.S. Aggregate Index rose 0.14%. Municipal bond prices fell sharply due to the downgrades of several bond insurers and forced selling of tax-free bonds by highly-leveraged hedge funds.

Q. How did we respond to these changing market conditions?

A. While the Fund’s average durationvi was shorter than that of its benchmark, we extended duration somewhat during the latter part of the fiscal year as the yield curvevii steepened. In addition, we opportunistically adjusted the Fund’s duration during times of uncertainty to manage interest rate risk. We also took advantage of wider credit spreads during the later part of the fiscal year. In particular, we used some of our available cash to selectively purchase securities that we felt offered attractive opportunities. Also, in the first quarter of 2008, we somewhat reduced our overweight, relative to the Fund’s benchmark, in pre-refundedviii securities and reinvested those proceeds into some lower-rated issues that had sold off during the investor flight to quality.

2	Legg Mason Partners New York Municipals Fund 2008 Annual Report

Performance review

For the 12 months ended March 31, 2008, Class A shares of Legg Mason Partners New York Municipals Fund, excluding sales charges, returned 3.79%. The Fund’s new unmanaged benchmark, the Lehman Brothers New York Municipal Bond Indexix, and its former unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 2.54% and 1.90%, respectively, for the same period. The Lipper New York Municipal Debt Funds Category Average1 returned -0.45% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of March 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
New York Municipals Fund — Class A Shares	1.49%	3.79%
Lehman Brothers New York Municipal Bond Index	1.26%	2.54%
Lehman Brothers Municipal Bond Index	0.75%	1.90%
Lipper New York Municipal Debt Funds Category Average[1]	-0.73%	-0.45%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned 1.18%, Class C shares returned 1.17% and Class I shares returned 1.57% over the six months ended March 31, 2008. Excluding sales charges, Class B shares returned 3.18%, Class C shares returned 3.16% and Class I shares returned 3.94% over the 12 months ended March 31, 2008. All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended March 31, 2008 for Class A, B, C and I shares were 4.08%, 3.58%, 3.56% and 4.33%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A and I shares were 4.03% and 4.28%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most recent prospectus dated July 27, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 0.68%, 1.20%, 1.24% and 0.52%, respectively.

[1]

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 100 funds for the six-month period and among the 99 funds for the 12-month period at the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. The Fund’s exposure to the intermediate range of the municipal yield curve — namely 2-6 years — enhanced results as this portion of the curve generated the best performance during the fiscal year. The Fund’s yield curve positioning in anticipation of a steepening yield curve was also beneficial as the curve did steepen during the later part of the fiscal year. Elsewhere, relative to the Fund’s benchmark, our shorter average duration was a significant positive factor. Finally, the Fund had an overweight to higher-quality issues, especially pre-refunded securities. This higher- quality emphasis enhanced results as these securities outperformed their lower-rated counterparts as credit spreads widened.

Q. What were the leading detractors from performance?

A. Our existing holdings in the portfolio that were longer than the 2-6 year maturity range detracted from performance, as did some of our lower-rated positions. In particular, our holdings that were guaranteed by weaker bond insurance companies saw their credit spreads widen significantly in response to concerns about the insurers’ capital reserves. Our allocation to the Health Care1 sector was also a slight negative to overall performance during the reporting period.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period.

Thank you for your investment in Legg Mason Partners New York Municipals Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 15, 2008

Western Asset Management Company is one of the world’s leading investment management firms. Its primary business is managing fixed-income portfolios, an activity the firm has pursued for over 35 years.

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

4	Legg Mason Partners New York Municipals Fund 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2008 were: Pre-Refunded/Escrowed to Maturity (37.2%), Education (16.4%), Hospitals (8.9%), Leasing (8.2%) and Housing (6.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasurys or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

ix	The Lehman Brothers New York Municipal Bond Index is a market value weighted index of New York investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — March 31, 2008

6	Legg Mason Partners New York Municipals Fund 2008 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2007 and held for the six months ended March 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	1.49%	$1,000.00	$1,014.90	0.67%	$3.37
Class B	1.18	1,000.00	1,011.80	1.28	6.44
Class C	1.17	1,000.00	1,011.70	1.30	6.54
Class I	1.57	1,000.00	1,015.70	0.52	2.62

[1]	For the six months ended March 31, 2008.

[2]

Assumes reinvestment of all distributions, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,021.65	0.67%	$3.39
Class B	5.00	1,000.00	1,018.60	1.28	6.46
Class C	5.00	1,000.00	1,018.50	1.30	6.56
Class I	5.00	1,000.00	1,022.40	0.52	2.63

[1]	For the six months ended March 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8	Legg Mason Partners New York Municipals Fund 2008 Annual Report

Fund performance

AVERAGE ANNUAL TOTAL RETURNS[1] (unaudited)
	WITHOUT SALES CHARGES[2]
	Class A	Class B	Class C	Class I
Twelve Months Ended 3/31/08	3.79%	3.18%	3.16%	3.94%
Five Years Ended 3/31/08	3.61	3.05	3.02	3.78
Ten Years Ended 3/31/08	4.37	3.82	3.77	N/A
Inception* through 3/31/08	6.11	5.38	4.81	4.38

	WITH SALES CHARGES[3]
	Class A	Class B	Class C	Class I
Twelve Months Ended 3/31/08	(0.65)%	(1.29)%	2.16%	3.94%
Five Years Ended 3/31/08	2.71	2.88	3.02	3.78
Ten Years Ended 3/31/08	3.91	3.82	3.77	N/A
Inception* through 3/31/08	5.90	5.38	4.81	4.38

CUMULATIVE TOTAL RETURNS[1] (unaudited)
WITHOUT SALES CHARGES[2]
Class A (3/31/98 through 3/31/08)	53.31%
Class B (3/31/98 through 3/31/08)	45.44
Class C (3/31/98 through 3/31/08)	44.83
Class I (Inception* through 3/31/08)	36.33

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are January 16, 1987, November 11, 1994, January 8, 1993 and January 4, 2001, respectively.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS NEW YORK MUNICIPALS
FUND VS. THE LEHMAN BROTHERS NEW YORK MUNICIPAL BOND INDEX, LEHMAN BROTHERS MUNICIPAL
BOND INDEX AND LIPPER NEW YORK MUNICIPAL DEBT FUNDS CATEGORY AVERAGE†

†	Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1998, assuming the deduction of the 4.25% maximum initial sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2008. The Lehman Brothers New York Municipal Bond Index is a market value weighted index of New York investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New York Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds as of March 31, 2008. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

‡	Effective December 1, 2007, the Fund’s benchmark was changed from the Lehman Brothers Municipal Bond Index to the Lehman Brothers New York Municipal Bond Index to better reflect the composition of the Fund’s portfolio holdings.

10	Legg Mason Partners New York Municipals Fund 2008 Annual Report

Schedule of investments

March 31, 2008

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

MUNICIPAL BONDS — 97.0%
	Education — 16.4%
	Amherst, NY, IDA, Civic Facilities Revenue, University of Buffalo Foundation, Faculty-Student Housing, AMBAC:
$1,000,000	5.125% due 8/1/20	$1,054,770
3,615,000	5.250% due 8/1/31	3,717,811
	Dutchess County, NY, Industrial Development Agency:
1,000,000	Civic Facility Revenue, Refunding, Bard College, 5.000% due 8/1/19	1,038,460
2,500,000	Refunding Bard College, Civic Facility Revenue, 5.000% due 8/1/46	2,327,225
	Madison County, NY, IDA, Civic Facilities Revenue, Colgate University Project:
2,250,000	5.000% due 7/1/23	2,299,770
2,000,000	5.000% due 7/1/33	1,980,040
	New York City, NY, Trust Cultural Resource Revenue, AMBAC, Museum of Modern Art:
3,100,000	5.000% due 4/1/23	3,168,572
9,000,000	5.125% due 7/1/31	9,113,850
	New York State Dormitory Authority Revenue:
386,000	7.500% due 5/15/11	425,449
1,000,000	4201 School Program, 5.000% due 7/1/18	1,020,990
	Bonds, FHA:
3,505,000	Hebrew Nursing Home, 6.125% due 2/1/37	3,525,820
1,500,000	Menorah Campus Nursing Home, 6.100% due 2/1/37	1,506,930
3,000,000	City University of New York, Consolidated Second General Resolution, AMBAC, 5.750% due 7/1/18	3,428,880
	City University Systems:
5,825,000	FGIC-TCRS, 5.625% due 7/1/16(a)	6,557,843
7,000,000	FSA, 6.000% due 7/1/14	7,633,710
2,000,000	Department of Education, 5.000% due 7/1/24	2,032,000
5,000,000	New School University, MBIA, 5.000% due 7/1/29	5,033,800
	New York University:
8,000,000	AMBAC, 5.000% due 7/1/32	8,017,040
	MBIA:
1,000,000	5.750% due 7/1/15	1,145,570
6,300,000	5.750% due 7/1/27	7,052,346
	Non-State Supported Debt:
	Cabrini Westchester, GNMA-Collateralized:
2,400,000	5.100% due 2/15/26	2,406,216
4,525,000	5.200% due 2/15/41	4,447,713

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	11

Schedule of investments continued

March 31, 2008

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Education — 16.4% continued
	Unrefunded Balance, University of Rochester, MBIA:
$690,000	5.000% due 7/1/16	$699,274
405,000	5.000% due 7/1/27	407,446
7,960,000	Refunding, Cornell University, 5.000% due 7/1/35	7,970,029
10,260,000	Rockefeller University, 5.000% due 7/1/28	10,308,940
1,070,000	State University, Adult Facilities, FSA, 5.750% due 5/15/17	1,238,386
3,000,000	Teachers College, MBIA, 5.000% due 7/1/22	3,081,660
2,000,000	Victory Memorial Hospital, MBIA, 5.375% due 8/1/25	2,044,420
1,700,000	New York State Municipal Bond Bank Agency, Special School Purpose Revenue, State Aid Withholding, 5.250% due 12/1/21	1,762,781
	Rensselaer County, NY, IDA, Civic Facilities Revenue, Polytechnic Institute Dormitory Project:
5,820,000	5.125% due 8/1/27	5,794,858
5,430,000	5.125% due 8/1/29	5,343,120
1,725,000	Schenectady, NY, IDA, Civic Facilities Revenue, Union College Project, AMBAC, 5.000% due 7/1/22	1,777,768
	Total Education	119,363,487
	Electric — 2.3%
	New York State Energy Research & Development Authority, Gas Facilities Revenue:
3,000,000	Brooklyn Union Gas Co. Project RIBS, 9.894% due 4/30/08(b)(c)(d)	3,055,740
1,500,000	Corning Natural Gas Corp., 8.250% due 12/1/18(c)	1,506,180
12,000,000	Port Authority of New York & New Jersey, Special Obligation Revenue 5th Installment, 6.750% due 10/1/19(c)	12,034,680
	Total Electric	16,596,600
	Hospitals — 8.9%
1,620,000	East Rochester, NY, Housing Authority Revenue, North Park Nursing Home, GNMA-Collateralized, 5.200% due 10/20/24	1,652,773
10,000,000	Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside, 6.700% due 1/1/43(e)	9,804,600
	New York City Health & Hospital Corp. Revenue, Health System:
3,000,000	AMBAC, 5.000% due 2/15/20	3,056,220
	FSA:
1,110,000	5.000% due 2/15/22	1,138,549
3,750,000	5.125% due 2/15/23	3,860,288
	New York State Dormitory Authority Revenue:
2,965,000	Bonds, FHA, Wesley Garden Nursing Home, 6.125% due 8/1/35	2,970,693
3,605,000	Concord Nursing Home, GNMA, 5.500% due 2/15/30	3,657,921
17,500,000	FHA New York and Presbyterian Hospital, FSA, 5.000% due 8/15/36	17,212,300

See Notes to Financial Statements.

12	Legg Mason Partners New York Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Hospitals — 8.9% continued
$4,740,000	Maimonides Medical Center, MBIA, 5.000% due 8/1/24	$4,832,335
	Non-State Supported Debt, Insured Mortgage Hospital Montefiore, FHA:
2,500,000	5.000% due 8/1/22	2,558,325
2,000,000	5.000% due 8/1/24	2,030,920
2,500,000	North Shore University Hospital, MBIA, 5.500% due 11/1/14	2,805,475
	Park Ridge Housing Inc., FNMA:
1,000,000	6.375% due 8/1/20(a)	1,058,590
1,470,000	6.500% due 8/1/25	1,549,762
65,000	State Supported Debt, Mental Health Services Facilities Improvement, FSA, 5.250% due 8/15/30	65,585
1,500,000	United Cerebral Palsy, AMBAC, 5.125% due 7/1/21	1,573,065
2,500,000	Willow Towers Inc., MBIA, 5.400% due 2/1/34	2,514,425
840,000	New York State Medical Care Facilities, Hospital & Nursing Home Insured Mortgage, FHA, 7.000% due 8/15/32	842,990
1,250,000	Syracuse, NY, IDA Revenue, James Square Association, FHA, 7.000% due 8/1/25	1,254,138
	Total Hospitals	64,438,954
	Housing — 6.9%
	New York City, NY, HDC:
1,081,167	Cadman Project, FHA, 6.500% due 11/15/18	1,140,632
867,739	Kelly Project, 6.500% due 2/15/18	908,236
8,275,000	MFH Rental Revenue, Seaview Towers, 4.600% due 7/15/26(c)	7,305,170
	MFH Revenue:
5,000,000	5.100% due 11/1/24	5,023,100
6,250,000	4.600% due 11/1/26(c)	5,512,625
5,000,000	4.700% due 11/1/40(c)	4,242,200
1,645,000	SONYMA, 6.100% due 11/1/19	1,698,874
6,870,000	New York State Housing Finance Agency Revenue, Secured Mortgage Program, SONYMA, 6.250% due 8/15/29(c)	6,949,967
	New York State Mortgage Agency, Revenue, Homeowner Mortgage:
9,200,000	5.350% due 10/1/18(c)	9,254,740
2,145,000	4.750% due 10/1/22(c)	1,998,582
2,080,000	5.800% due 10/1/28(c)	2,086,011
4,000,000	5.200% due 10/1/32(c)	3,712,240
410,000	Rensselaer Housing Authority, MFH Mortgage Revenue, Rensselaer Elderly Apartments, 7.750% due 1/1/11	410,443
	Total Housing	50,242,820

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	13

Schedule of investments continued

March 31, 2008

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Industrial Development — 2.2%
$6,400,000	Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters, 5.250% due 10/1/35	$6,465,280
325,000	Monroe County, NY, IDA Revenue, Public Improvement, Canal Ponds Park, 7.000% due 6/15/13	326,212
	New York State Environmental Facilities Corp.:
	Clean Water & Drinking Revolving Funds:
965,000	5.250% due 4/15/17	991,586
2,490,000	5.250% due 10/15/17	2,558,599
1,340,000	5.250% due 4/15/18	1,375,095
1,880,000	5.250% due 10/15/18	1,929,237
560,000	State Water Revolving Fund, GIC-Societe Generale, 7.250% due 6/15/10	561,921
1,710,000	Puerto Rico Industrial Medical & Environmental Facilities, Finance Authority Revenue, American Airlines Inc., 6.450% due 12/1/25	1,454,218
	Total Industrial Development	15,662,148
	Leasing — 8.2%
	New York State Dormitory Authority Revenue:
	City University Systems:
1,385,000	7.500% due 7/1/10	1,462,408
14,000,000	Second Generation, FGIC, 5.000% due 7/1/16	14,323,540
16,925,000	Third Generation, FGIC, 5.250% due 7/1/25	17,166,689
1,500,000	School District Financing Program, MBIA, 5.750% due 10/1/17	1,637,925
	State University Educational:
2,030,000	Facilities, 5.250% due 5/15/13	2,199,809
	Facility:
5,000,000	FGIC, 5.250% due 5/15/19	5,466,950
12,110,000	FSA, 5.875% due 5/15/17(a)	14,131,885
3,000,000	New York State Urban Development Corp. Revenue, State Facilities, 5.700% due 4/1/20	3,441,810
105,000	New York State, COP, Hanson Redevelopment Project, 8.375% due 5/1/08	105,163
	Total Leasing	59,936,179
	Local General Obligation — 2.5%
	New York City, NY, GO:
15,000,000	5.000% due 8/1/26	15,080,100
380,000	Unrefunded Balance, 5.750% due 8/1/14	404,639
	Taconic Hills, NY, School District at Craryville, FGIC, State Aid Withholding:
1,420,000	5.000% due 6/15/25	1,448,982
700,000	5.000% due 6/15/26	705,222

See Notes to Financial Statements.

14	Legg Mason Partners New York Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Local General Obligation — 2.5% continued
$505,000	Triborough Bridge & Tunnel Authority, Convention Center Project, 7.250% due 1/1/10	$532,432
	Total Local General Obligation	18,171,375
	Pre-Refunded/Escrowed to Maturity — 37.2%
	Albany, NY:
2,755,000	IDA, Civic Facility Revenue, St. Rose Project, AMBAC, 5.375% due 7/1/31(f)	3,025,679
415,000	Parking Authority Revenue, 5.625% due 7/15/25(f)	458,749
360,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, 10.250% due 7/1/09(g)	374,231
	MTA:
	Dedicated Tax Fund, FSA:
2,290,000	5.125% due 4/1/19(f)	2,566,609
4,500,000	5.250% due 4/1/23(f)	5,076,450
	New York Services Contract, Transportation Facilities:
3,000,000	5.750% due 7/1/13(g)	3,222,870
1,000,000	MBIA/IBC, 5.500% due 7/1/17(g)	1,144,150
5,000,000	Transit Facilities Revenue, 6.000% due 7/1/19(f)	5,245,700
11,000,000	MTA of New York, Dedicated Tax Fund, FGIC, 5.250% due 11/15/23(f)	12,019,590
5,000,000	Nassau Health Care Corp., New York Health Systems Revenue, FSA, 5.500% due 8/1/19(f)	5,326,800
	New York City, NY:
2,595,000	COP, Transit Authority, MTA, Triborough Bridge & Tunnel Authority, AMBAC, 5.875% due 1/1/30(f)	2,782,670
2,070,000	GO, 5.750% due 8/1/14(f)	2,253,485
	Municipal Water Finance Authority, Water & Sewer System Revenue:
1,565,000	6.000% due 6/15/33(f)	1,705,474
16,000,000	5.500% due 6/15/33(f)	17,265,440
990,000	Unrefunded Balance, 6.000% due 6/15/33(f)	1,067,725
10,000,000	TFA Revenue, 5.500% due 11/1/29(f)	10,764,100
20,000,000	Transit Authority, MTA, AMBAC, 5.250% due 1/1/29(f)	21,233,800
1,655,000	Trust Cultural Resource Revenue, AMBAC, American Museum of Natural History, 5.250% due 7/1/17(f)	1,738,346
	New York State Dormitory Authority Revenue:
324,000	7.500% due 5/15/11(f)	348,556
	City University Systems:
6,000,000	4th Generation, 5.250% due 7/1/31(f)	6,501,120
4,500,000	MBIA/IBC, 5.000% due 7/1/28(f)	4,581,270
2,000,000	Columbia University, 5.000% due 7/1/18(f)	2,036,120

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	15

Schedule of investments continued

March 31, 2008

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Pre-Refunded/Escrowed to Maturity — 37.2% continued
	Court Facilities, City of New York Issue:
$5,000,000	6.000% due 5/15/39(f)	$5,434,100
3,000,000	AMBAC, 5.750% due 5/15/30(f)	3,248,280
2,320,000	Mental Health Services Facilities, FSA, 5.250% due 8/15/30(f)	2,482,794
1,895,000	Non-State Supported Debt, University of Rochester, MBIA, 5.000% due 7/1/27(f)	1,929,224
1,150,000	St. John’s University, MBIA, 5.250% due 7/1/25(f)	1,171,471
35,000	State Supported Debt, Mental Health Services Facilities Improvement, FSA, 5.250% due 8/15/30(f)	37,456
	State University Dormitory Facility, FGIC:
1,000,000	5.500% due 7/1/26(f)	1,092,890
1,000,000	5.500% due 7/1/27(f)	1,092,890
12,000,000	5.100% due 7/1/31(f)	12,966,000
	State University Educational Facility:
12,750,000	FGIC, 5.000% due 5/15/27(f)	13,952,070
5,000,000	FSA, 5.500% due 5/15/30(f)	5,388,100
7,030,000	MBIA, 5.000% due 5/15/16(f)	7,436,264
3,225,000	University of Rochester, MBIA, 5.000% due 7/1/16(f)	3,283,243
	New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds:
295,000	5.250% due 4/15/17(f)	309,726
400,000	5.250% due 4/15/18(f)	419,968
4,980,000	Correctional Facilities Service Contract, AMBAC, 5.000% due 6/15/16(g)	5,058,983
	New York State Thruway Authority, Highway & Bridge Toll Revenue Fund:
4,000,000	5.500% due 4/1/18(f)	4,291,240
	FGIC:
15,000,000	5.000% due 4/1/19(f)	15,633,600
3,410,000	5.000% due 4/1/19(f)	3,686,142
2,000,000	5.000% due 4/1/20(f)	2,161,960
2,500,000	5.000% due 4/1/21(f)	2,702,450
	New York State Urban Development Corp., Revenue, Correctional Facilities Service Contract:
6,600,000	AMBAC, 6.000% due 1/1/29(f)	6,876,540
18,400,000	FSA, 5.250% due 1/1/30(f)	19,758,656
4,505,000	North Hempstead, NY, GO, FGIC, 5.000% due 9/1/22(f)	4,740,386
750,000	Onondaga County, NY, IDA, Civic Facilities Revenue, Syracuse Home Association Project, 5.200% due 12/1/18(f)	782,003
3,740,000	Puerto Rico Public Financial Corp., 5.500% due 8/1/29(f)	4,069,905

See Notes to Financial Statements.

16	Legg Mason Partners New York Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Pre-Refunded/Escrowed to Maturity — 37.2% continued
	Schenectady, NY, IDA, Civic Facilities Revenue, Union College Project, AMBAC:
$2,000,000	5.375% due 12/1/19(f)	$2,145,640
3,000,000	5.450% due 12/1/29(f)	3,222,120
2,390,000	5.625% due 7/1/31(f)	2,657,393
	Triborough Bridge & Tunnel Authority:
4,200,000	5.375% due 1/1/19(f)	4,763,472
3,500,000	5.250% due 1/1/28(f)	3,876,705
10,125,000	GO, 5.500% due 1/1/30(f)	11,454,109
1,000,000	Yonkers, NY, GO, State Aid Withholding, FGIC, 5.000% due 6/1/19(f)	1,043,060
	Total Pre-Refunded/Escrowed to Maturity	269,907,774
	Resource Recovery — 0.3%
1,065,000	Essex County, NY, IDA Revenue, Solid Waste, International Paper Co. Project, 6.150% due 4/1/21(c)	1,066,512
1,000,000	North Country, NY, Development Authority, Solid Waste Management System Revenue, FSA, 6.000% due 5/15/15	1,102,500
	Total Resource Recovery	2,169,012
	Special Tax — 2.5%
	New York State Dormitory Authority:
4,000,000	Personal Income Tax Revenue, 5.000% due 3/15/37	3,975,640
2,630,000	State Personal Income Tax Revenue, 5.000% due 3/15/23	2,740,907
	New York State Local Assistance Corp., Refunded:
2,255,000	6.000% due 4/1/14	2,518,362
3,000,000	5.500% due 4/1/17	3,355,230
5,000,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, 5.000% due 4/1/18	5,425,700
	Total Special Tax	18,015,839
	State General Obligation — 0.2%
1,250,000	Puerto Rico Commonwealth, GO, Refunding, Public Improvement, MBIA, 5.500% due 7/1/16	1,354,913
	Transportation — 3.5%
335,000	Albany, NY, Parking Authority Revenue, 5.625% due 7/15/25	369,860
10,000,000	MTA, New York Revenue, MBIA, 5.000% due 11/15/35	9,910,700
10,000,000	Port Authority of New York & New Jersey, Construction 149th, AMBAC, 5.000% due 11/15/27	10,159,800
5,200,000	Triborough Bridge & Tunnel Authority, MBIA/IBC, 5.250% due 11/15/30	5,336,864
	Total Transportation	25,777,224

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	17

Schedule of investments continued

March 31, 2008

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Water & Sewer — 5.9%
$14,000,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, 5.125% due 7/1/47	$13,963,600
	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
5,000,000	5.250% due 6/15/25	5,124,400
2,750,000	FSA, 5.000% due 6/15/29	2,776,592
2,375,000	MBIA, 5.000% due 6/15/15	2,406,184
	New York State Environmental Facilities Corp.:
	Clean Water & Drinking Revolving Funds:
1,060,000	5.000% due 6/15/16	1,073,790
8,500,000	5.000% due 6/15/32	8,588,485
90,000	State Water Revolving Fund, 7.500% due 6/15/12	94,891
8,000,000	Onondaga County, NY, IDA, Sewer Facilities Revenue, Bristol-Myers Squibb Co. Project, 5.750% due 3/1/24(c)	8,606,960
	Total Water & Sewer	42,634,902
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $673,010,954)	704,271,227
SHORT-TERM INVESTMENTS — 1.1%
	Finance — 0.3%
	New York City, NY, TFA:
350,000	Future Tax Secured, Subordinated, SPA-Landesbank Hessen, 1.060%, 4/1/08(h)	350,000
	New York City Recovery Project Revenue, Subordinated:
700,000	1.220%, 4/1/08(h)	700,000
600,000	LIQ-Bayerische Landesbank, 1.220%, 4/1/08(h)	600,000
100,000	LIQ-Dexia, 1.150%, 4/1/08(h)	100,000
500,000	LIQ-JPMorgan Chase, 1.200%, 4/1/08(h)	500,000
	Total Finance	2,250,000
	General Obligation — 0.6%
	New York City, NY:
480,000	LOC-Bank of New York, 1.150%, 4/1/08(h)	480,000
	GO:
500,000	LOC-JPMorgan Chase, 1.010%, 4/1/08(h)	500,000
	LOC-Morgan Guaranty Trust:
1,190,000	1.010%, 4/1/08(h)	1,190,000
500,000	1.010%, 4/1/08(h)	500,000
	Subordinated:
100,000	LOC-Dexia Credit Local, 1.000%, 4/1/08(h)	100,000
750,000	LOC-JPMorgan Chase, 1.010%, 4/1/08(h)	750,000
800,000	LOC-Westdeutsche Landesbank, 1.150%, 4/1/08(h)	800,000
	Total General Obligation	4,320,000

See Notes to Financial Statements.

18	Legg Mason Partners New York Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Water & Sewer — 0.2%
	New York City, NY:
	MFA Water & Sewer System Revenue, Second General Resolution:
$385,000	SPA-Bank of Nova Scotia, 1.000%, 4/1/08(h)	$385,000
300,000	SPA-Dexia Credit Local, 1.000%, 4/1/08(h)	300,000
	Municipal Water Finance Authority, Water & Sewer System Revenue:
150,000	Second Generation Resolution, SPA-Bank of Nova Scotia, 1.450%, 4/1/08(h)	150,000
325,000	SPA-Bayerische Landesbank, 1.060%, 4/1/08(h)	325,000
	Total Water & Sewer	1,160,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $7,730,000)	7,730,000
	TOTAL INVESTMENTS — 98.1% (Cost — $680,740,954#)	712,001,227
	Other Assets in Excess of Liabilities — 1.9%	14,115,004
	TOTAL NET ASSETS — 100.0%	$726,116,231

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Residual interest bonds — coupon varies inversely with level of short-term tax-exempt interest rates.

(e)	All or a portion of this security is segregated for open futures contracts and extended settlements.

(f)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $679,297,668.

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	19

Schedule of investments continued

March 31, 2008

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND

Abbreviations	used in this schedule:

AMBAC	— Ambac Assurance Corporation-Insured Bonds
COP	— Certificate of Participation
FGIC	— Financial Guaranty Insurance Company-Insured Bonds
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance-Insured Bonds
GIC	— Guaranteed Investment Contract
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation-Insured Bonds
MFA	— Municipal Finance Authority
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
RIBS	— Residual Interest Bonds
SONYMA	— State of New York Mortgage Association
SPA	— Standby Bond Purchase Agreement
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority

RATINGS TABLE (unaudited)*
S&P/Moody’s/Fitch**
AAA/Aaa	57.0%
AA/Aa	32.6
A	4.6
A-1/VMIG1	1.1
BBB/Baa	0.9
CCC/Caa	0.2
NR	3.6
100.0%

* As	a percentage of total investments.

**	S&P primary rating; Moody’s secondary, then Fitch.

See pages 21 and 22 for definitions of ratings.

See Notes to Financial Statements.

20	Legg Mason Partners New York Municipals Fund 2008 Annual Report

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	21

Bond Ratings continued

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC and CC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

22	Legg Mason Partners New York Municipals Fund 2008 Annual Report

Statement of assets and liabilities

March 31, 2008

ASSETS:
Investments, at value (Cost — $680,740,954)	$712,001,227
Cash	314,102
Interest receivable	10,523,047
Receivable for securities sold	5,105,000
Receivable for Fund shares sold	971,774
Prepaid expenses	21,712
Total Assets	728,936,862
LIABILITIES:
Payable for Fund shares repurchased	1,228,499
Distributions payable	915,270
Investment management fee payable	281,155
Distribution fees payable	131,078
Deferred compensation payable	21,148
Payable to broker — variation margin on open futures contracts	19,922
Trustees’ fees payable	17,073
Accrued expenses	206,486
Total Liabilities	2,820,631
TOTAL NET ASSETS	$726,116,231
NET ASSETS:
Par value (Note 6)	$554
Paid-in capital in excess of par value	713,128,163
Undistributed net investment income	336,108
Accumulated net realized loss on investments and futures contracts	(18,374,533)
Net unrealized appreciation on investments and futures contracts	31,025,939
TOTAL NET ASSETS	$726,116,231
Shares Outstanding:
Class A	48,138,191
Class B	3,234,393
Class C	3,635,913
Class I	392,379
Net Asset Value:
Class A (and redemption price)	$13.11
Class B*	$13.11
Class C*	$13.10
Class I (and redemption price)	$13.10
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.69

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	23

Statement of operations

For the year ended March 31, 2008

INVESTMENT INCOME:
Interest	$36,649,537
EXPENSES:
Investment management fee (Note 2)	3,645,178
Distribution fees (Notes 2 and 4)	1,557,412
Transfer agent fees (Note 4)	130,611
Legal fees	119,884
Registration fees	78,649
Shareholder reports (Note 4)	67,331
Audit and tax	45,450
Trustees’ fees	20,168
Insurance	12,254
Custody fees	5,310
Miscellaneous expenses	23,891
Total Expenses	5,706,138
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(278,531)
Fees paid indirectly (Note 1)	(641)
Net Expenses	5,426,966
NET INVESTMENT INCOME	$31,222,571
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	$3,599,143
Futures contracts	6,331,819
Net Realized Gain	9,930,962
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(14,434,185)
Futures contracts	(996,779)
Change in Net Unrealized Appreciation/Depreciation	(15,430,964)
Net Loss on Investments and Futures Contracts	(5,500,002)
INCREASE IN NET ASSETS FROM OPERATIONS	$25,722,569

See Notes to Financial Statements.

24	Legg Mason Partners New York Municipals Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED MARCH 31,	2008	2007
OPERATIONS:
Net investment income	$31,222,571	$28,773,653
Net realized gain	9,930,962	9,536,052
Change in net unrealized appreciation/depreciation	(15,430,964)	(7,875,885)
Increase in Net Assets From Operations	25,722,569	30,433,820
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(30,993,941)	(28,511,184)
Decrease in Net Assets From Distributions to Shareholders	(30,993,941)	(28,511,184)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	108,423,357	131,568,442
Reinvestment of distributions	19,817,222	17,670,008
Cost of shares repurchased	(158,694,745)	(109,387,422)
Net assets of shares issued in connection with merger (Note 7)	—	81,403,769
Increase (Decrease) in Net Assets From Fund Share Transactions	(30,454,166)	121,254,797
INCREASE (DECREASE) IN NET ASSETS	(35,725,538)	123,177,433
NET ASSETS:
Beginning of year	761,841,769	638,664,336
End of year*	$726,116,231	$761,841,769
* Includes undistributed net investment income of:	$336,108	$310,964

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	25

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$13.19	$13.14	$13.28	$13.57	$13.66
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.57	0.58	0.57	0.60	0.61
Net realized and unrealized gain (loss)	(0.08)	0.05	(0.14)	(0.30)	(0.09)
Total income from operations	0.49	0.63	0.43	0.30	0.52
LESS DISTRIBUTIONS FROM:
Net investment income	(0.57)	(0.58)	(0.57)	(0.59)	(0.61)
In excess of net investment income	—	—	—	—	(0.00)[2]
Total distributions	(0.57)	(0.58)	(0.57)	(0.59)	(0.61)
NET ASSET VALUE, END OF YEAR	$13.11	$13.19	$13.14	$13.28	$13.57
Total return[3]	3.79%	4.86%	3.29%	2.28%	3.87%
NET ASSETS, END OF YEAR (MILLIONS)	$631	$663	$527	$578	$617
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.72%	0.69%[4]	0.70%	0.70%	0.68%
Net expenses	0.67 [5,6,7]	0.67 [4,5,6,8]	0.67 [6,8]	0.69 [6,8]	0.68 [8]
Net investment income	4.36	4.40	4.36	4.43	4.46
PORTFOLIO TURNOVER RATE	21%	7%	0%[9]	5%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.66%, respectively.

[5]	Effective March 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit annual operating expenses to 0.68% for Class A shares until August 1, 2008.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.85%.

[9]	Amount represents less than 0.50%.

See Notes to Financial Statements.

26	Legg Mason Partners New York Municipals Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS B SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$13.19	$13.14	$13.28	$13.57	$13.66
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.50	0.51	0.50	0.52	0.54
Net realized and unrealized gain (loss)	(0.09)	0.05	(0.15)	(0.29)	(0.09)
Total income from operations	0.41	0.56	0.35	0.23	0.45
LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.51)	(0.49)	(0.52)	(0.54)
In excess of net investment income	—	—	—	—	(0.00)[2]
Total distributions	(0.49)	(0.51)	(0.49)	(0.52)	(0.54)
NET ASSET VALUE, END OF YEAR	$13.11	$13.19	$13.14	$13.28	$13.57
Total Return[3]	3.18%	4.32%	2.71%	1.72%	3.35%
NET ASSETS, END OF YEAR (MILLIONS)	$42	$56	$71	$94	$120
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.26%	1.21%[4]	1.23%	1.23%	1.21%
Net expenses	1.26 [5]	1.20 [4,6,7]	1.23 [6,7]	1.22 [6,7]	1.21 [6]
Net investment income	3.77	3.89	3.80	3.89	3.93
PORTFOLIO TURNOVER RATE	21%	7%	0%[8]	5%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.20% and 1.19%, respectively.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.35%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 0.50%.

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	27

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS C SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$13.18	$13.13	$13.27	$13.56	$13.65
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.49	0.50	0.50	0.52	0.53
Net realized and unrealized gain (loss)	(0.08)	0.05	(0.15)	(0.29)	(0.08)
Total income from operations	0.41	0.55	0.35	0.23	0.45
LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.50)	(0.49)	(0.52)	(0.54)
In excess of net investment income	—	—	—	—	(0.00)[2]
Total distributions	(0.49)	(0.50)	(0.49)	(0.52)	(0.54)
NET ASSET VALUE, END OF YEAR	$13.10	$13.18	$13.13	$13.27	$13.56
Total Return[3]	3.16%	4.27%	2.69%	1.69%	3.30%
NET ASSETS, END OF YEAR (MILLIONS)	$48	$39	$37	$42	$45
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.28%	1.25%[4]	1.26%	1.26%	1.24%
Net expenses	1.28 [5]	1.24 [4,6,7]	1.26 [6,7]	1.25 [6,7]	1.24 [6]
Net investment income	3.74	3.84	3.77	3.86	3.90
PORTFOLIO TURNOVER RATE	21%	7%	0%[8]	5%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.24% and 1.23%, respectively.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.40%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 0.50%.

See Notes to Financial Statements.

28	Legg Mason Partners New York Municipals Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS I SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$13.18	$13.14	$13.27	$13.57	$13.65
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.59	0.60	0.59	0.62	0.63
Net realized and unrealized gain (loss)	(0.08)	0.04	(0.14)	(0.30)	(0.07)
Total income from operations	0.51	0.64	0.45	0.32	0.56
LESS DISTRIBUTIONS FROM:
Net investment income	(0.59)	(0.60)	(0.58)	(0.62)	(0.64)
In excess of net investment income	—	—	—	—	(0.00)[2]
Total distributions	(0.59)	(0.60)	(0.58)	(0.62)	(0.64)
NET ASSET VALUE, END OF YEAR	$13.10	$13.18	$13.14	$13.27	$13.57
Total return[3]	3.94%	4.93%	3.52%	2.38%	4.13%
NET ASSETS, END OF YEAR (MILLIONS)	$5	$4	$4	$4	$4
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.56%	0.53%[4]	0.53%	0.54%	0.51%
Net expenses	0.52 [5,6,7]	0.53 [4,5,6,8]	0.53 [6,8]	0.53 [6,8]	0.51 [8]
Net investment income	4.49	4.55	4.51	4.59	4.63
PORTFOLIO TURNOVER RATE	21%	7%	0%[9]	5%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.52% and 0.52%, respectively.

[5]	Effective March 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.52% for Class I shares until August 1, 2008.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70%.

[9]	Amount represents less than 0.50%.

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners New York Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a Massachusetts business Trust, registered under the 1940 Act, as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge against economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin, “ are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures

30	Legg Mason Partners New York Municipals Fund 2008 Annual Report

transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(f) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years

Legg Mason Partners New York Municipals Fund 2008 Annual Report	31

Notes to financial statements continued

for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(203,486)	$203,486

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated at an annual rate of 0.50% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.68% and 0.52% for Class A and I shares, respectively until August 1, 2008.

During the year ended March 31, 2008, LMPFA reimbursed fund expenses in the amount of $236,384.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from

32	Legg Mason Partners New York Municipals Fund 2008 Annual Report

purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2008, LMIS and its affiliates received sales charges of approximately $4,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$64,000	$37,000	$6,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of March 31, 2008, the Fund had accrued $21,148 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$152,970,504
Sales	180,265,746

At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$38,742,748
Gross unrealized depreciation	(6,039,189)
Net unrealized appreciation	$32,703,559

At March 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury Bonds	75	6/08	$8,675,431	$8,909,765	$(234,334)

Legg Mason Partners New York Municipals Fund 2008 Annual Report	33

Notes to financial statements continued

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A*	$952,413	$100,701	$48,821
Class B	315,086	20,504	12,045
Class C	289,913	8,640	6,337
Class I	—	766	128
Total	$1,557,412	$130,611	$67,331

*	During the year ended March 31, 2008, the fund was reimbursed for distribution fees in the amount of $42,147 for Class A.

5. Distributions to shareholders by class

	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Investment Income
Class A	$27,459,839	$24,440,966
Class B	1,810,745	2,455,552
Class C	1,535,876	1,447,135
Class I*	187,481	167,531
Total	$30,993,941	$28,511,184

*	As of November 20, 2006, Class Y shares were renamed as Class I shares.

6. Shares of beneficial interest

At March 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par vale of $0.001 per share.

34	Legg Mason Partners New York Municipals Fund 2008 Annual Report

Transactions in shares of each class were as follows:

	YEAR ENDED MARCH 31, 2008		YEAR ENDED MARCH 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	6,774,047	$89,468,832	9,110,892	$120,320,494
Shares issued on reinvestment	1,345,253	17,683,962	1,152,861	15,218,642
Shares repurchased	(10,221,469)	(134,394,621)	(6,199,812)	(81,819,570)
Shares issued with merger	—	—	6,119,136	81,036,588
Net increase (decrease)	(2,102,169)	$(27,241,827)	10,183,077	$134,756,154
Class B
Shares sold	226,191	$2,983,328	238,288	$3,145,558
Shares issued on reinvestment	90,585	1,190,663	115,237	1,521,034
Shares repurchased	(1,303,270)	(17,138,480)	(1,575,397)	(20,798,935)
Shares issued with merger	—	—	11,775	155,924
Net decrease	(986,494)	$(12,964,489)	(1,210,097)	$(15,976,419)
Class C
Shares sold	1,072,738	$14,159,236	614,416	$8,102,390
Shares issued on reinvestment	70,077	920,125	70,498	929,808
Shares repurchased	(506,657)	(6,663,282)	(513,244)	(6,768,917)
Shares issued with merger	—	—	4,732	62,607
Net increase	636,158	$8,416,079	176,402	$2,325,888
Class I*
Shares sold	137,143	$1,811,961	—	—
Shares issued on reinvestment	1,714	22,472	39	$524
Shares repurchased	(38,038)	(498,362)	—	—
Shares issued with merger	—	—	11,233	148,650
Net increase	100,819	$1,336,071	11,272	$149,174

*	As of November 20, 2006, Class Y shares were renamed as Class I shares.

7. Transfer of net assets

On March 2, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners New York Tax Free Bond Fund, pursuant to a plan of reorganization approved by the Legg Mason Partners New York Tax Free Bond Fund shareholders on January 19, 2007. Total shares issued by the Fund and the total net assets of the Legg Mason Partners New York Tax Free Bond Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE LEGG MASON PARTNERS NEW YORK TAX FREE BOND FUND	TOTAL NET ASSETS OF THE FUND
Legg Mason Partners New York Tax Free Bond Fund	6,146,876	$81,403,769	$681,803,830

Legg Mason Partners New York Municipals Fund 2008 Annual Report	35

Notes to financial statements continued

The total net assets of the Legg Mason Partners New York Tax Free Bond Fund before acquisition included unrealized appreciation of $3,587,030 and accumulated net realized loss of $3,709,203. Total net assets of the Fund immediately after the transfer were $763,207,599. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I
Daily
4/30/2008	$0.046401	$0.040164	$0.039962	$0.048088

The tax character of distributions paid during the fiscal years ended March 31, were as

	2008	2007
Distributions paid from:
Tax-Exempt Income	$30,948,632	$28,511,184
Ordinary Income	$45,309	$—
Total Taxable Distributions	$45,309	$—
Total Distributions paid	$30,993,941	$28,511,184

As of March 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$413,104
Capital loss carryforward*	$(20,052,154)
Other book/tax temporary differences[a]	157,339
Unrealized appreciation/(depreciation)[b]	32,469,225
Total accumulated earnings/(losses) — net	$12,987,514

*	During the taxable year ended March 31, 2008, the Fund utilized $9,048,826 of its capital loss carryover available from prior years. As of March 31, 2008, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
3/31/2013	$(20,035,219)
3/31/2014	(16,935)
$(20,052,154)

These amounts will be available to offset any future taxable capital gains.

[a]

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

[b]

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

36	Legg Mason Partners New York Municipals Fund 2008 Annual Report

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the

Legg Mason Partners New York Municipals Fund 2008 Annual Report	37

Notes to financial statements continued

Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of

38	Legg Mason Partners New York Municipals Fund 2008 Annual Report

the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as previously describe in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	39

Notes to financial statements continued

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

40	Legg Mason Partners New York Municipals Fund 2008 Annual Report

12. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its June 30, 2008 Form N-Q.

*  *  *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners New York Municipals Fund 2008 Annual Report	41

Report of independent registered public accounting firm

The Board of Trustees and Shareholders Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners New York Municipals Fund, a series of Legg Mason Partners Income Trust, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners New York Municipals Fund as of March 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 23, 2008

42	Legg Mason Partners New York Municipals Fund 2008 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners New York Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadviser and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board Approval of Management Agreement and Sub-Advisory Agreement

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.

Legg Mason Partners New York Municipals Fund	43

Board approval of management and subadvisory agreements (unaudited) continued

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper,

44	Legg Mason Partners New York Municipals Fund

Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as New York municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2007 was slightly below the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waivers and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”), and that the Manager contractually had agreed to continue its fee waivers and/or reimbursements until August 2008. In addition, the Board noted that the compensation paid to the Subadviser is paid directly by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Contractual Management Fees and the Actual Management Fee, and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the

Legg Mason Partners New York Municipals Fund	45

Board approval of management and subadvisory agreements (unaudited) continued

Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as New York municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and the Actual Management Fee (which reflects a fee waiver) was at the median. The Board noted that the Fund’s actual total expense ratio was below the median.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the funds in the Expense Group at all asset levels and that the Actual Management

46	Legg Mason Partners New York Municipals Fund

Fee is at the median of the Expense Group. The Board also considered the effect of the Fund’s growth and size on its performance and fees, noting that if the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board also considered fee waivers by the Manager and the fact that the Manager pays the subadvisory fee out of the management fee.

The Board determined that the management fee structure for the Fund was reasonable.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners New York Municipals Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners New York Municipals Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES:
ELLIOTT J. BERV c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past 5 years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past 5 years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

48	Legg Mason Partners New York Municipals Fund

JANE F. DASHER c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past 5 years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past 5 years	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past 5 years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners New York Municipals Fund	49

Additional information (unaudited)

Information about Trustees and Officers

STEPHEN R. GROSS c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past 5 years	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past 5 years	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past 5 years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

50	Legg Mason Partners New York Municipals Fund

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past 5 years	Independent Consultant (since 2001)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past 5 years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee

Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past 5 years	President, George Mason University (since 1996)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director of Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

Legg Mason Partners New York Municipals Fund	51

Additional information (unaudited)

Information about Trustees and Officers

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past 5 years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
INTERESTED TRUSTEE:
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with fund[1]	Chairman, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past 5 years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	138
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS:
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past 5 years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

52	Legg Mason Partners New York Municipals Fund

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past 5 years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)
JOHN CHIOTA 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past 5 years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past 5 years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

Legg Mason Partners New York Municipals Fund	53

Additional information (unaudited)

Information about Trustees and Officers

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

[1]	Each Trustee and officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a Fund in the Legg Mason Partners Fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

54	Legg Mason Partners New York Municipals Fund

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund from April 2007 through November 2007 and from January 2008 through March 2008 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 98.17% of the net investment income distribution paid in December 2007 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

Please retain this information for your records.

Legg Mason Partners New York Municipals Fund	55

Legg Mason Partners New York Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PFPC Inc.

4400 Computer Drive

Westborough,
Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Partners New York Municipals Fund

The Fund is a separate investment series of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners New York Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest investment manager in 2007, based on 12/31/06 assets under management, according to Pensions & Investments, May 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD03397 5/08 SR08-564

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2007 and March 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $78,200 in 2007 and $82,800 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2007 and $46,943 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust, also included were services consisting of audit procedures performed related to Tender Options Bonds and billings to reflect newly Board Approved 2007 Post Merger Audit Fees.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $9,800 in 2007, and $12,100 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $0 in 2007 and $13,700 in 2008. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following date of March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	June 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	June 2, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	June 2, 2008